                           SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]Preliminary Proxy Statement

[_]Definitive Proxy Statement
[X]Definitive Additional Materials
[_]Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                         DEAN WITTER, DISCOVER & CO.
-------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


                         DEAN WITTER, DISCOVER & CO.
-------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X]No fee required.
[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


  (1) Title of each class of securities to which transaction applies:

    ------------------------------------------------------------------------
  (2) Aggregate number of securities to which transaction applies:

    ------------------------------------------------------------------------
  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    ------------------------------------------------------------------------
  (4) Proposed maximum aggregate value of transaction:

    ------------------------------------------------------------------------
  (5) Total fee paid:
    ------------------------------------------------------------------------

[_]Fee paid previously with preliminary materials.
[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

    ------------------------------------------------------------------------

  (2) Form, Schedule or Registration Statement No.:

    ------------------------------------------------------------------------

  (3) Filing Party:

    ------------------------------------------------------------------------

  (4) Date Filed:

    ------------------------------------------------------------------------

PROXYGRAM SERVICES                                   WESTERN
500 EIGHTH AVENUE                                        UNION MAILGRAM [LOGO]
NEW YORK, NY 10018
================================================================================


CONFIDENTIAL IDENTIFICATION NUMBER: <CIN>
(Your identification number is confidential. It is to assure the operator of your identity.)

Dear Shareholder:

The Annual Meeting of Shareholders of Dean Witter, Discover & Co. will be held on May 28, 1997, only a few days from now. Since time is short and your vote important, we have established a method to enable you to vote via toll-free ProxyGram. To be sure your vote is received in time, we urge you to vote today. Please take a few minutes of your time to follow the simple steps listed below.

Thank you for your consideration and support.

       TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE COMPANY
                      ARE AVAILABLE TO ASSIST YOU NOW!!!

                                 INSTRUCTIONS


1. Call toll-free 1-800-437-7699 between 8:00 a.m. and 12:00 midnight eastern time.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 4041, Dean Witter, Discover & Co.

3.  State your name, address and telephone number.

4. State your confidential identification number and number of shares as shown below:

    CONFIDENTIAL IDENTIFICATION NUMBER: <CIN>
    NUMBER OF SHARES: <NumShares>

To reply by Mailgram Message, see reverse side for Western Union's toll-free numbers.

                          [REVERSE SIDE OF PROXYGRAM]

   TO REPLY BY MAILGRAM MESSAGE, PHONE WESTERN UNION ANYTIME, DAY OR NIGHT:

                  FOR YOUR LOCAL NUMBER, SEE THE WHITE PAGES

                       OF YOUR LOCAL TELEPHONE DIRECTORY

                                      OR

                         DIAL (TOLL-FREE) 800-325-6000

                                                   WESTERN
                                                        UNION MAILGRAM [LOGO]
PAGE 2
================================================================================

5. Tell the operator how you want your shares voted. Please use the enclosed proxy as a guide.

If you need assistance in voting, call Georgeson & Company Inc., whose employees are assisting us with this proxy, at 1-888-2WITTER.

                          DEAN WITTER, DISCOVER & CO.
                            Two World Trade Center
                           New York, New York 10048

                                     PROXY

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                          DEAN WITTER, DISCOVER & CO.

The undersigned hereby appoints Christine A. Edwards, Mitchell M. Merin and Ronald T. Carman, and each of them with full power to act without the others, as proxies with full power of substitution, to represent and to vote on behalf of the undersigned all of the shares of common stock of Dean Witter, Discover & Co. ("Dean Witter Discover") which the undersigned is entitled in any capacity to vote if personally present at the 1997 Annual Meeting of Stockholders of Dean Witter Discover to be held on May 28, 1997 at 9:00 A.M., local time, and at any and all adjournments or postponements thereof, upon the proposals listed below and more fully described in the Notice of Annual Meeting of Stockholders dated April 11, 1997 and the Dean Witter Discover and Morgan Stanley Group Inc. ("Morgan Stanley") Joint Proxy Statement/Prospectus dated April 11, 1997 and, in their discretion, for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, upon all matters incident to the conduct of the Annual Meeting and upon all matters presented at the Annual Meeting but which were not known to the Board of Directors at a reasonable time before the solicitation of this proxy.

THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED AND, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES ON ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. YOUR VOTE SHALL BE KEPT CONFIDENTIAL SUBJECT TO DEAN WITTER DISCOVER'S BY-LAWS.

THE DEAN WITTER DISCOVER BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING PROPOSALS:

To reply by Mailgram Message, see reverse side for Western Union's toll-free numbers.

                          [REVERSE SIDE OF PROXYGRAM]

   TO REPLY BY MAILGRAM MESSAGE, PHONE WESTERN UNION ANYTIME, DAY OR NIGHT:

                  FOR YOUR LOCAL NUMBER, SEE THE WHITE PAGES

                       OF YOUR LOCAL TELEPHONE DIRECTORY

                                      OR

                         DIAL (TOLL-FREE) 800-325-6000

                                                    WESTERN
PAGE  3                                                   UNION MAILGRAM [LOGO]
================================================================================

1. Proposal to adopt the Amended and Restated Agreement and Plan of Merger, dated as of April 10, 1997, between Dean Witter Discover and Morgan Stanley, providing for the merger of Morgan Stanley with and into Dean Witter.

   ( ) FOR                        ( ) AGAINST              ( ) ABSTAIN

2. Proposal to elect as directors all nominees listed (except as marked to the contrary below).

   Philip J. Purcell, Thomas C. Schneider, Edward A. Brennan, C. Robert Kidder, Miles L. Marsh, Michael A. Miles, Clarence B. Rogers, Jr.

   INSTRUCTION: To withhold authority to vote for any individual nominee(s), give that nominee(s) name to the operator.

   ( ) FOR                        ( ) WITHHOLD             ( ) FOR ALL EXCEPT

3. Proposal to ratify the appointment of Deloitte & Touche LLP as Dean Witter Discover's independent auditors for the fiscal year ending December 31, 1997

   ( ) FOR                        ( ) AGAINST              ( ) ABSTAIN

4. Proposal to approve the Dean Witter Discover Employees' Equity Accumulation Plan.

   ( ) FOR                        ( ) AGAINST              ( ) ABSTAIN

To reply by Mailgram Message, see reverse side for Western Union's toll-free numbers.

                          [REVERSE SIDE OF PROXYGRAM]

   TO REPLY BY MAILGRAM MESSAGE, PHONE WESTERN UNION ANYTIME, DAY OR NIGHT:

                  FOR YOUR LOCAL NUMBER, SEE THE WHITE PAGES

                       OF YOUR LOCAL TELEPHONE DIRECTORY

                                      OR

                         DIAL (TOLL-FREE) 800-325-6000

PROXY SERVICES                                          WESTERN
51 MERCEDES WAY                                           UNION MAILGRAM [LOGO]
EDGEWOOD, NY 11717
================================================================================


Dear Shareholder:
The Annual Meeting of Shareholders of Dean Witter, Discover & Co. will be held on May 28, 1997, only a few days from now. Since time is short and your vote important, we have established a method to enable you to vote via toll-free ProxyGram. To be sure your vote is received in time, we urge you to vote today. Please take a few minutes of your time to follow the simple steps listed below.

Thank you for your consideration and support.

     TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE COMPANY
                    ARE AVAILABLE TO ASSIST YOU NOW!!!

                             INSTRUCTIONS

1. Call toll-free 1-800-437-7699 between 8:00 a.m. and 12:00 midnight eastern time.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 4042, Dean Witter, Discover & Co.

3.      State your name, address and telephone number.

4. State the bank or broker at which your shares are held and your control number as shown below:

                        Name:                   <NA.1>
                        Broker:                 <Broker>
                        Control number:         <ControlNum>
                        Number of shares:       <NumShares>

5. Tell the operator how you want your shares voted. Please use the enclosed proxy as a guide.

If you need assistance in voting, call Georgeson & Company Inc., whose employees are assisting us with this proxy, at 1-888-2WITTER.



To reply by Mailgram Message, see reverse side for Western Union's toll-free numbers.

                          [REVERSE SIDE OF PROXYGRAM]

   TO REPLY BY MAILGRAM MESSAGE, PHONE WESTERN UNION ANYTIME, DAY OR NIGHT:

                  FOR YOUR LOCAL NUMBER, SEE THE WHITE PAGES

                       OF YOUR LOCAL TELEPHONE DIRECTORY

                                      OR

                         DIAL (TOLL-FREE) 800-325-6000

                                                        WESTERN
PAGE 2                                                    UNION MAILGRAM [LOGO]

================================================================================





                          DEAN WITTER, DISCOVER & CO.
                            Two World Trade Center
                           New York, New York 10048

                                     PROXY

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                          DEAN WITTER, DISCOVER & CO.

The undersigned hereby appoints Christine A. Edwards, Mitchell M. Merin and Ronald T. Carman, and each of them with full power to act without the others, as proxies with full power of substitution, to represent and to vote on behalf of the undersigned all of the shares of common stock of Dean Witter, Discover & Co. ("Dean Witter Discover") which the undersigned is entitled in any capacity to vote if personally present at the 1997 Annual Meeting of Stockholders of Dean Witter Discover to be held on May 28, 1997 at 9:00 A.M., local time, and at any and all adjournments or postponements thereof, upon the proposals listed below and more fully described in the Notice of Annual Meeting of Stockholders dated April 11, 1997 and the Dean Witter Discover and Morgan Stanley Group Inc. ("Morgan Stanley") Joint Proxy Statement/Prospectus dated April 11, 1997 and, in their discretion, for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, upon all matters incident to the conduct of the Annual Meeting and upon all matters presented at the Annual Meeting but which were not known to the Board of Directors at a reasonable time before the solicitation of this proxy.

THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED AND, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES ON ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. YOUR VOTE SHALL BE KEPT CONFIDENTIAL SUBJECT TO DEAN WITTER DISCOVER'S BY-LAWS.

THE DEAN WITTER DISCOVER BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING PROPOSALS:

1. Proposal to adopt the Amended and Restated Agreement and Plan of Merger, dated as of April 10, 1997, between Dean Witter Discover and Morgan Stanley, providing for the merger of Morgan Stanley with and into Dean Witter Discover.

        (  ) FOR                  (  ) AGAINST                (  ) ABSTAIN

To reply by Mailgram Message, see reverse side for Western Union's toll-free numbers.

                          [REVERSE SIDE OF PROXYGRAM]

   TO REPLY BY MAILGRAM MESSAGE, PHONE WESTERN UNION ANYTIME, DAY OR NIGHT:

                  FOR YOUR LOCAL NUMBER, SEE THE WHITE PAGES

                       OF YOUR LOCAL TELEPHONE DIRECTORY

                                      OR

                         DIAL (TOLL-FREE) 800-325-6000

                                                        WESTERN
PAGE 3                                                    UNION MAILGRAM [LOGO]

================================================================================




2. Proposal to elect as directors all nominees listed (except as marked to the contrary below).

        Philip J. Purcell, Thomas C. Schneider, Edward A. Brennan, C. Robert Kidder, Miles L. Marsh, Michael A. Miles, Clarence B. Rogers, Jr.

        INSTRUCTION: To withhold authority to vote for any individual nominee(s), give that nominee(s) name to the operator.

        (  ) FOR                 (  ) WITHHOLD               (  ) FOR ALL EXCEPT

3. Proposal to ratify the appointment of Deloitte & Touche LLP as Dean Witter Discover's independent auditors for the fiscal year ending December 31, 1997.

        (  ) FOR                 (  ) AGAINST                (  ) ABSTAIN

4. Proposal to approve the Dean Witter Discover Employees' Equity Accumulation Plan.

        (  ) FOR                 (  ) AGAINST                (  ) ABSTAIN






To reply by Mailgram Message, see reverse side for Western Union's toll-free numbers.

                          [REVERSE SIDE OF PROXYGRAM]

   TO REPLY BY MAILGRAM MESSAGE, PHONE WESTERN UNION ANYTIME, DAY OR NIGHT:

                  FOR YOUR LOCAL NUMBER, SEE THE WHITE PAGES

                       OF YOUR LOCAL TELEPHONE DIRECTORY

                                      OR

                         DIAL (TOLL-FREE) 800-325-6000

PROXY SERVICES
1000 HARBOR BLVD.                        WESTERN
WEEKHAWKEN, NJ  07087                      UNION  MAILGRAM  [LOGO]
================================================================================



Dear Shareholder:

The Annual Meeting of Shareholders of Dean Witter, Discover & Co. will be held on May 28, 1997, only a few days from now. Since time is short and your vote important, we have established a method to enable you to vote via toll-free ProxyGram. To be sure your vote is received in time, we urge you to vote today. Please take a few minutes of your time to follow the simple steps listed below.

Thank you for your consideration and support.

       TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE COMPANY
                      ARE AVAILABLE TO ASSIST YOU NOW!!!

                                 INSTRUCTIONS

1. Call toll-free 1-800-437-7699 between 8:00 a.m. and 12:00 midnight eastern time.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 4044, Dean Witter, Discover & Co.

3. State your name, address and telephone number.

4. State your confidential account number and number of shares as shown below:

      Confidential Account Number: <AcctNum>
      Number of shares:            <NumShars>

5. Tell the operator how you want your shares voted. Please use the enclosed proxy as a guide.


If you need assistance in voting, call Georgeson & Company Inc., whose employees are assisting us with this proxy, at 1-888-2WITTER.


To reply by Mailgram Message, see reverse side for Western Union's toll-free numbers.

                          [REVERSE SIDE OF PROXYGRAM]

   TO REPLY BY MAILGRAM MESSAGE, PHONE WESTERN UNION ANYTIME, DAY OR NIGHT:

                  FOR YOUR LOCAL NUMBER, SEE THE WHITE PAGES

                       OF YOUR LOCAL TELEPHONE DIRECTORY

                                      OR

                         DIAL (TOLL-FREE) 800-325-6000

PAGE 2
                                                 WESTERN
                                                       UNION  MAILGRAM [LOGO]
================================================================================


                          DEAN WITTER, DISCOVER & CO.
                            Two World Trade Center
                           New York, New York  10048

                                     PROXY

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                          DEAN WITTER, DISCOVER & CO.


The undersigned hereby appoints Christine A. Edwards, Mitchell M. Merin and Ronald T. Carman, and each of them with full power to act without the others, as proxies with full power of substitution, to represent and to vote on behalf of the undersigned all of the shares of common stock of Dean Witter, Discover & Co. ("Dean Witter Discover") which the undersigned is entitled in any capacity to vote if personally present at the 1997 Annual Meeting of Stockholders of Dean Witter Discover to be held on May 28, 1997 at 9:00 A.M., local time, and at any and all adjournments or postponements thereof, upon the proposals listed below and more fully described in the Notice of Annual Meeting of Stockholders dated April 11, 1997 and the Dean Witter Discover and Morgan Stanley Group Inc. ("Morgan Stanley") Joint Proxy Statement/Prospectus dated April 11, 1997 and, in their discretion, for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, upon all matters incident to the conduct of the Annual Meeting and upon all matters presented at the Annual Meeting but which were not known to the Board of Directors at a reasonable time before the solicitation of this proxy.

THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED AND, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH PROPOSAl SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES ON ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. YOUR VOTE SHALL BE KEPT CONFIDENTIAL SUBJECT TO DEAN WITTER DISCOVER'S BY-LAWS.

THE DEAN WITTER DISCOVER BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING PROPOSALS:

1. Proposal to adopt the Amended and Restated Agreement and Plan of Merger, dated as of April 10, 1997, between Dean Witter Discover and Morgan Stanley, providing for the merger of Morgan Stanley with and into Dean Witter Discover.

   ( ) FOR             ( ) AGAINST           ( ) ABSTAIN


To reply by Mailgram Message, see reverse side for Western Union's toll-free numbers.

                          [REVERSE SIDE OF PROXYGRAM]

   TO REPLY BY MAILGRAM MESSAGE, PHONE WESTERN UNION ANYTIME, DAY OR NIGHT:

                  FOR YOUR LOCAL NUMBER, SEE THE WHITE PAGES

                       OF YOUR LOCAL TELEPHONE DIRECTORY

                                      OR

                         DIAL (TOLL-FREE) 800-325-6000

                                                    WESTERN
PAGE  3                                                   UNION MAILGRAM [LOGO]
================================================================================

2. Proposal to elect as directors all nominees listed (except as marked to the contrary below).

   Philip J. Purcell, Thomas C. Schneider, Edward A. Brennan, C. Robert Kidder, Miles L. Marsh, Michael A. Miles, Clarence B. Rogers, Jr.

   INSTRUCTION: To withhold authority to vote for any individual nominee(s), give that nominee(s) name to the operator.

   ( ) FOR                        ( ) WITHHOLD             ( ) FOR ALL EXCEPT

3. Proposal to ratify the appointment of Deloitte & Touche LLP as Dean Witter Discover's independent auditors for the fiscal year ending December 31, 1997.

   ( ) FOR                        ( ) AGAINST              ( ) ABSTAIN

4. Proposal to approve the Dean Witter Discover Employees' Equity Accumulation Plan.

   ( ) FOR                        ( ) AGAINST              ( ) ABSTAIN


 To reply by Mailgram Message, see reverse side for Western Union's toll-free numbers.

                          [REVERSE SIDE OF PROXYGRAM]

   TO REPLY BY MAILGRAM MESSAGE, PHONE WESTERN UNION ANYTIME, DAY OR NIGHT:

                  FOR YOUR LOCAL NUMBER, SEE THE WHITE PAGES

                       OF YOUR LOCAL TELEPHONE DIRECTORY

                                      OR

                         DIAL (TOLL-FREE) 800-325-6000